EXHIBIT 12.1

             CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS
       ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Chilesat Corp S.A. (the "Company") on Form 20-F for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alejandro Rojas, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement required by Section 906 has been provided to Chilesat Corp S.A. and will be retained by Chilesat Corp S.A. and furnished to the Securities and Exchange Commission or its staff upon request.

                                   /s/ALEJANDRO ROJAS
                                   --------------------------------------------
                                   Alejandro Rojas
                                   Chief Executive Officer
                                   Chilesat Corp S.A.
                                   Dated: June 30, 2003